                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
              (Date of earliest event reported): December 26, 1996


                        Gulf South Medical Supply, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                  0-21512                   06-1251310
          --------                  -------                   ----------
(State or other jurisdiction      (Commission                (IRS Employer
      of Incorporation)           File number)            Identification No.)



                    426 Christine Drive, Ridgeland, MS 39157
                    ----------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (601) 856-5900




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Item 2. Acquisition or Disposition of Assets

     On December 26, 1996, Gulf South Medical Supply, Inc. (the "Company") completed its acquisition of all of the outstanding capital stock and warrants of Gateway Healthcare Corporation ("Gateway") from North American Fund II, L.P., Allied Capital Corporation II, Allied Investment Corporation, Allied Venture Partnership and Gary Nutter (collectively, the "Sellers") in exchange for (i) promissory notes in the aggregate principal amount of $25,321,277.24 which were paid in full on January 2, 1997 and (ii) warrants (the "Warrants") to purchase up to 450,000 shares (the "Warrant Shares") of the Company's common stock. In addition, the Company (i) repaid outstanding indebtedness of Gateway in the principal amount of $11,465,000, (ii) paid $1,955,994.58 in connection with the cancellation of options to acquire 56,110 shares of common stock of Gateway and (iii) assumed options to acquire 2,562 shares of common stock of Gateway. The Company obtained the funds from its available cash. The terms of, and the consideration paid in, this transaction were the result of arm's-length negotiations between the representatives of the Sellers and the Company. This transaction will be accounted for as a purchase.

     Three executive officers of Gateway have entered into employment agreements with the Company providing for annual salaries ranging from $80,000 to $150,000, severance periods of one year, non-competition periods of two years after termination, a bonus plan based on individual performance and on the financial performance of Gateway and the Company, and the possible future grant of incentive stock options to purchase an aggregate of 75,000 shares of the Company's common stock.

     Prior to the Acquisition, Gateway was a national supplier of disposable medical surgical supplies to the long-term care and alternative care market place. Gateway will be operated as a wholly owned subsidiary of the Company.

     The terms of the Acquisition are more fully described in the Stock Purchase Agreement dated as of November 19, 1996 among the Company, Gateway and the stockholders of Gateway listed on the signature pages thereto, and the Amendment and Waiver Agreement dated as of December 26, 1996 among Gateway, the stockholders of Gateway listed on the signature pages thereto and the Company, which are filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this report and are incorporated herein by this reference.




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired.

          It is impracticable to provide the financial information required by
Item 7(a) of Form 8-K relating to the business acquired by the Company at the time this report is filed. Such required financial information will be filed as soon as practicable, but in any event not later than March 11, 1997.

     (b)  Pro Forma Financial Information.

          It is impracticable to provide the pro forma financial information required by Item 7(b) of Form 8-K relating to the business acquired by the Company at the time this report is filed. Such required pro forma financial information will be filed as soon as practicable, but in any event not later than March 11, 1997.

     (c)  Exhibits.


Exhibit No.    Description
-----------    -----------
2.1(1)         Stock Purchase Agreement dated as of November 19, 1996 among
               Gulf South Medical Supply, Inc., Gateway Healthcare Corporation
               ("Gateway") and the stockholders of Gateway listed on the
               signature pages thereto ("Gateway Stock Purchase Agreement").

2.2(1) Amendment and Waiver Agreement, dated as of December 26, 1996 among Gateway, the stockholders of Gateway listed on the signature pages thereto and Gulf South Medical Supply, Inc., to the Gateway Stock Purchase Agreement.

 (1) Confidential Treatment Requested. Redacted version filed herewith.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                        GULF SOUTH MEDICAL SUPPLY, INC.



Date: January 9, 1996
                                        By: /s/ THOMAS G. HIXON
                                           --------------------------------
                                           Thomas G. Hixon


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                                EXHIBIT INDEX


                                                                            Page Number
Exhibit                                                                     in Sequentially
  No.    Description                                                        Numbered Copy
-------  -----------                                                        ---------------
2.1(1)   Stock Purchase Agreement dated as of November 19, 1996 among
         Gulf South Medical Supply, Inc., Gateway Healthcare Corporation
         ("Gateway") and the stockholders of Gateway listed on the
         signature pages thereto ("Gateway Stock Purchase Agreement").

2.2(1) Amendment and Waiver Agreement, dated as of December 26, 1996 among Gateway, the stockholders of Gateway listed on the signature pages thereto and Gulf South Medical Supply, Inc., to the Gateway Stock Purchase Agreement.

 (1)     Confidential Treatment Requested. Redacted version filed herewith.